AMENDMENT NUMBER THREE TO LOAN AGREEMENT
                  (TOWN & COUNTRY CORPORATION AND SUBSIDIARIES)

THIS AMENDMENT NUMBER THREE TO LOAN AGREEMENT (this "Amendment"), dated as of September 15, 1997, is entered into between Town & Country Corporation, a Massachusetts corporation, Town & Country Fine Jewelry Group, Inc., a Massachusetts corporation, GL, Inc., a Massachusetts corporation, formerly known as Gold Lance, Inc., a Massachusetts corporation, L.G. Balfour Company, Inc., a Delaware corporation (which aforesaid corporations, individually and collectively, jointly and severally, and together with their successors and assigns, are herein referred to as "Borrower"), and Foothill Capital Corporation, a California corporation ("Foothill"), in light of the following:

WHEREAS, Borrower and Foothill are parties to that certain Loan Agreement dated as of July 3, 1996 (as from time to time amended, modified, supplemented, renewed, extended, or restated, including, without limitation, by this Amendment and by the Amendment Number One to Loan Agreement and Amendment Number Two to Loan Agreement specifically referred to below, the "Loan Agreement");

WHEREAS, Borrower and Foothill are parties to that certain Amendment Number One to Loan Agreement dated as of October 31, 1996, amending the Loan Agreement as therein provided;

WHEREAS, Borrower and Foothill are parties to that certain Amendment Number Two to Loan Agreement dated as of May 30, 1997, amending the Loan Agreement as therein provided;

WHEREAS, Borrower has requested that certain provisions of the Loan Agreement be amended, and Foothill has agreed to amend such provisions in accordance with the terms hereof; and

WHEREAS, Borrower has requested certain consents of Foothill, and Foothill has given such consents as expressly set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions, and provisions as hereinafter set forth, the parties hereto agree as follows:

1. Initially capitalized terms used herein have the meanings defined in the Loan Agreement unless otherwise defined herein.

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2. The following definitions are added to Section 1.1 of the Loan Agreement:

   "Amended ICA" means the Intercreditor Agreement as entered into in May, 1993, as amended by ICA Amendment No. 1.

   "Availability" means, as of any date of determination, the then applicable Borrowing Base, less the sum of (a) all then outstanding Obligations (including the undrawn amount of any Letters of Credit), and (b) any then applicable availability block amount, if any, provided for under the Loan Documents.

   "Company-Owned Little Switzerland Stock" means all shares of stock of LSI owned by Borrower, that have not been transferred on or prior to the date hereof, by any Debtor and/or any Affiliate of any Debtor, into a trust for the benefit of T&C and the holders of its exchangeable preferred stock.

   "Designated Collateral" means the Company-Owned Little Switzerland Stock and the Ring Plant.

   "Designated Collateral Net Proceeds" means any and all Net Cash Proceeds of any Asset Disposition of any Designated Collateral.

   "Designated Collateral Net Proceeds Release Conditions" means, with respect to each and any occasion that Borrower receives any Designated Collateral Net Proceeds, that, on the date of receipt thereof immediately prior to such receipt: (a) no Event of Default has occurred and is continuing; and (b) Availability is not less than $2,000,000.

   "ICA Amendment No. 1" means that certain Amendment Number One to Collateral Agency and Intercreditor Agreement dated as of September 15, 1997, between, among others, Foothill, Borrowers, Fleet Precious Metals Inc., State Street Bank and Trust Company, and Bankers Trust Company.

   "New 15% Notes" means means the notes referred to in Item 2 on Schedule 8 of the Amended ICA.

   "New 15% Note Documents" means the documents, agreements, and instruments referred to in Schedule 8 of the Amended ICA, in the form provided to and approved by Foothill.

   "New 15% Note Obligees" means the holders of the New 15% Notes and the the Senior Note Claimants' Representative (as such term is defined in the

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Amended ICA.

   "Ring Plant" means the real property, land, buildings, improvements, and fixtures located at 30 Frank Mossberg Drive in Attleboro, Massachusetts, formerly used by Balfour as a ring manufacturing plant.

   "Supplemental Block Amount" means, as of any date of determination on or after September 15, 1997, the amount, if any, equal to 50% of all Designated Collateral Net Proceeds previously transferred to or for the benefit of the New 15% Note Obligees.

3. Anything in the Loan Agreement to the contrary notwithstanding, Borrower may sell the Ring Plant without further consent of Foothill, in a transaction that results in Net Cash Proceeds to Borrower of at least $1,100,000, free and clear of the security interest or lien of Collateral Agent therein for the benefit of Foothill, and Foothill shall provide to Collateral Agent any instruction(s) needed to authorize Collateral Agent to release its security interest in or lien on such property being sold, in accordance with Section 22 of the Intercreditor Agreement, provided that the security interest or lien of Collateral Agent shall attach to such Net Cash Proceeds (subject, however, to the conditional right of the New 15% Note Obligees to receive such Net Cash Proceeds free and clear of any security interest or lien of Collateral Agent therein for the benefit of Foothill to the extent provided for in Section 2.3 of the Loan Agreement). Anything in the Loan Agreement to the contrary notwithstanding, Borrower may sell any of its shares of Company-Owned Little Switzerland Stock without further consent of Foothill, in one or more transactions that result in Net Cash Proceeds to Borrower of at least $5.00 per share, free and clear of the security interest or lien of Collateral Agent therein for the benefit of Foothill, and Foothill shall provide to Collateral Agent any instruction(s) needed to authorize Collateral Agent to release its security interest or lien in such property being sold, in accordance with Section 22 of the Intercreditor Agreement, provided that the security interest or lien of Collateral Agent shall attach to such Net Cash Proceeds (subject, however, to the conditional right of the New 15% Note Obligees to receive such Net Cash Proceeds free and clear of any security interest or lien of Collateral Agent therein for the benefit of Foothill to the extent provided for in Section 2.3 of the Loan Agreement). Anything in the Loan Agreement to the contrary notwithstanding, Borrower may sell any of the Foreign Subsidiary Stock (as defined in the Intercreditor Agreement), the Solomon Brothers Stock (as defined in the Intercreditor Agreement), and/or the Zale Bankruptcy Claim (as defined in the Intercreditor Agreement), in each case without further consent of Foothill, in one or more transactions, free and clear of the security interest or lien of Collateral Agent therein for the benefit of Foothill, provided that the security interest or lien of Collateral Agent shall attach to any Net Cash Proceeds of any sales of any such property (subject,

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however, to the right of the New 15% Note Obligees to receive such Net Cash
Proceeds free and clear of any security interest or lien of Collateral Agent therein for the benefit of Foothill to the extent provided for in Section 2.3 of the Loan Agreement).

4. The following sentences are added to the end of Section 2.3 of the Agreement:

   "Anything to the contrary hereinabove or in Section 7.8 notwithstanding, with respect to each and any occasion that Borrower receives any Designated Collateral Net Proceeds: (a) If the Designated Collateral Net Proceeds Release Conditions are satisfied with respect thereto as of the date of receipt thereof by Borrower, Borrower may, on such date or within 45 days thereafter, without further consent of Foothill but subject to the provisos set forth below to the extent, if any, applicable, use such Designated Collateral Net Proceeds, free and clear of Collateral Agent's lien or security interest therein for the benefit of Foothill (and Foothill will so instruct Collateral Agent as appropriate in accordance with Section 22 of the Intercreditor Agreement), to repay, redeem, or repurchase New 15% Notes or obligations of Borrower with respect thereto, provided that no transfer of Designated Collateral Net Proceeds shall be made to or for the benefit of New 15% Note Obligees at any time that an Event of Default has occurred and is continuing or would directly result from the making of such transfer; and, provided, further, that, if, on the 45th day after receipt of such Designated Collateral Net Proceeds by Borrower, such Designated Collateral Net Proceeds have not been transferred to or for the benefit of New 15% Note Obligees in accordance with the foregoing provisions of this clause (a), then Borrower immediately shall pay such Designated Collateral Net Proceeds to Foothill for application to the Obligations in accordance with the Loan Documents; and (b) If the Designated Collateral Net Proceeds Release Conditions are not satisfied with respect thereto as of the date of receipt thereof by Borrower, Borrower immediately shall pay such Designated Collateral Net Proceeds to Foothill for application to the Obligations in accordance with the Loan Documents. Anything to the contrary hereinabove or in Section 7.8 notwithstanding, with respect to each and any occasion that Borrower receives any Net Cash Proceeds with respect to any sale of or collection with respect to any Foreign Subsidiary Stock (as defined in the Intercreditor Agreement), Solomon Brothers Stock (as defined in the Intercreditor Agreement), and/or Zale Bankruptcy Claim (as defined in the Intercreditor Agreement), Borrower may, on such date or thereafter, without further consent of Foothill, use such Net Cash Proceeds, free and clear of Collateral Agent's lien or security interest therein for the benefit of Foothill, to repay, redeem, or repurchase New 15% Notes or obligations of Borrower with respect thereto. The first sentence of this Section 2.3 shall not be construed to be applicable to, and shall not require any payment

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   to Foothill of, any Net Cash Proceeds to the extent that such Net Cash
   Proceeds expressly are permitted to be paid to or for the benefit of New 15% Note Obligees pursuant to the second or third sentences of this Section 2.3."

5. The existing availability block provisions agreed to between Borrower and Foothill in Section 15 of Amendment Number Two to Loan Agreement are modified effective September 15, 1997 as follows (and as so modified shall continue in effect): Two Million Five Hundred Thousand Dollars ($2,500,000) plus the then applicable Supplemental Block Amount, if any, as of any date of determination from September 15, 1997, through February 15, 1998; Five Million Dollars ($5,000,000) plus the then applicable Supplemental Block Amount, if any, as of any date of determination from February 16, 1998, through February 28, 1998; and Seven Million Five Hundred Thousand Dollars ($7,500,000) plus the then applicable Supplemental Block Amount, if any, as of any date of determination commencing March 1, 1998 and at all times thereafter.

6. Foothill consents to: (a) The execution and delivery by Borrower of the New 15% Note Documents; (b) The incurrence by Borrower of up to $13,254,000 principal of Indebtedness thereunder so long as the proceeds thereof are used to repay in full the outstanding Indebtedness evidenced by the Old Senior Secured Notes (as such term is defined in ICA Amendment No. 1); (c) the grant (or ratification or reaffirmation of grant) by Borrower to Collateral Agent, for the benefit of the New 15% Note Obligees, of liens on and security interests in the Collateral (with such term "Collateral" being used, in this specific instance, as such term is defined in the Intercreditor Agreement, rather than as such term is defined in the Loan Agreement), so long as, and provided that, such liens and security interests shall be subject to the terms, provisions, and conditions of the Intercreditor Agreement, including, without limitation, the priority provisions thereof; and (d) subject to the terms, conditions, and provisions of the Loan Agreement (including, without limitation, Section 2.3 thereof, and Section 7.8 thereof as modified by Section 2.3 thereof), repayment by Borrower to or for the benefit of, or redemption or repurchase by Borrower from, the New 15% Note Obligees, in each instance in accordance with the terms of the New 15% Note Documents, of Borrower's obligations arising under and evidenced by the New 15% Note Documents.

7. Borrower hereby represents and warrants to Foothill as follows: (a) The execution, delivery, and performance by Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person in order to be effective and enforceable; and (b) The Loan Agreement, as amended by this Amendment, constitutes the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, without defense,

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counterclaim, or offset.

8. Except as herein expressly amended, all terms, covenants and provisions of the Loan Agreement are and shall remain in full force and effect and all references therein to the Loan Agreement shall henceforth refer to the Loan Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Loan Agreement.

9. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

10. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective when each party has executed and delivered a counterpart hereof.

11. This Amendment, together with the Loan Agreement and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in writing executed by both of the parties hereto.

12. Any waiver or consent contained herein is limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which it is based, shall not excuse future non-compliance with the Loan Agreement (as it may from time to time be amended), and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power or remedy of Foothill, nor as a consent to any further or other matter, under the Loan Documents.

13. If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Loan Agreement, respectively.

14. As a condition precedent to the effectiveness of this Amendment, (a) Foothill shall have received an amendment fee of $20,000, which fee is earned in full by Foothill and due and payable by Borrower to Foothill concurrently with the execution and delivery of this Amendment by Foothill, and (b) each party to ICA Amendment No. 1 shall have executed and delivered same.

15. Foothill waives any Default or Event of Default that may have resulted from the "going concern" qualification expressed by Borrower's outside accountants with respect

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to any financial statements of Borrower issued after June 30, 1996, and prior to
September 15, 1997.

{balance of this page intentionally omitted}

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IN WITNESS HEREOF, this Amendment has been executed and delivered as of the date first set forth of above.

                                    TOWN & COUNTRY CORPORATION, a Massachusetts corporation

                                    By ___________________________
                                    Name:
                                    Title:

                                    TOWN & COUNTRY FINE JEWELRY GROUP, INC., a
                                    Massachusetts corporation

                                    By ___________________________
                                    Name:
                                    Title:

                                    GL, INC., a Massachusetts corporation

                                    By ___________________________
                                    Name:
                                    Title:

                                    L.G. BALFOUR COMPANY, INC., a Delaware
                                    corporation

                                    By ___________________________
                                    Name:
                                    Title:

                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation

                                    By ___________________________
                                    Name:
                                    Title:

                                       S-2